CONNECTING AT THE SPEED OF LIGHT Investor Presentation May 17, 2019 © 2019 Acacia Communications, Inc. 1 © 2019 Acacia Communications, Inc.

Safe Harbor Statement This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “forecast,” “target,” “vision,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward- looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation, and our actual future results may be materially different from what we expect. We have included important factors in the cautionary statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2019, and other documents we have filed with the SEC, particularly in the Risk Factors section, that we believe could cause actual results or events to differ materially from the forward-looking statements that we make. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Non-GAAP Financial Measures This presentation includes measures defined by the SEC as non-GAAP financial measures. We believe that these non-GAAP financial measures can provide useful supplemental information to investors when read in conjunction with our reported results. Reconciliations of these non-GAAP financial measures to their closest GAAP measures are available in the Appendix to this presentation and descriptions of these non-GAAP financial measures can be found in our earnings release with respect to our first quarter 2019 results. 2 © 2019 Acacia Communications, Inc.

Acacia Communications, Inc. Coherent Optical Interconnect First to Market, Provider & Innovator Award Winning Products Addressing Existing & Emerging Proven Management Coherent Markets Team Driving the Siliconization of Strong Balance Sheet Optical Interconnect Mission: Deliver silicon-based interconnects that transform cloud and communication networks by simplifying these networks, digitizing numerous complex analog functions, and providing significant improvements in speed, capacity and power consumption 3 © 2019 Acacia Communications, Inc.

Acacia Advancing Next Generation of Optical Communications Coherent Portfolio Key Technologies Proven Execution • Addressing Edge/Access, DCI, • In-house Coherent DSP ASIC • >250,000 coherent ports Metro, Long-haul and deployed Submarine • Highly integrated Silicon Photonics • 7 DSP ASICs developed since • Capacity, flexibility, intelligence, • Advanced packaging for high- 2009 reach, scalability density coherent applications • 3rd generation PIC • 1st to market Digital Coherent Pluggable & Embedded coherent Optics (DCO) in CFP and • CFP2 form factors optical modules Strategic Vision: • Address high-growth market segments based on low-power DSPs and integrated photonics • Broaden market penetration through increased engagement with Tier-1 NEMs • Maintain a technology leadership position with first to market products 4 © 2019 Acacia Communications, Inc.

Demand for Bandwidth and Network Capacity Forecasted global traffic demands by the year 20221,2 Cloud2 Data & Video Mobile & 4GLTE/5G Changing Traffic Patterns “Internet of Things” 94% of all workload/compute Video: expected Wireless/mobile traffic Smartphone traffic expected # of devices connected to IP instances expected to 1 82% of all IP expected >71% to exceed PC traffic networks expected to be >3x as be processed in cloud traffic1 of total IP traffic1 high as the global population1 Global IP Traffic Growth, 2017-20221 450 400 26% CAGR Global IP traffic expected to 350 2017-2022 increase >3.2x from 2017 to 300 20221 250 200 396 Exabytes 150 319 per Month 254 100 201 Coherent Optical Technology 156 50 122 enables higher capacity “pipes” 0 2017 2018 2019 2020 2021 2022 5 © 2019 Acacia Communications, Inc. 1. Cisco VNI Global IP Traffic Forecast 2017-2022, February 2019 2. Cloud data is for 2021, from Cisco Global Cloud Index 2016-2021, November 2018

Market Dynamics 1 Forecasted 2020 Market Size Coherent Modules: $810M1 Total Coherent Ports: $3.5B1 Optical Transceivers (all types): $8.6B1 Key market segments for 100G+ DWDM: China, Metro and DCI 1 100/200/400G DWDM Port Shipments1 4,000,000 2 s t n e Cloud (DCI) l a 3,000,000 v i u Telecom q e t r 2,000,000 Enterprise o p G 0 0 1,000,000 1 0 2016 2017 2018 2019 2020 2021 2022 2023 2024 6 © 2019 Acacia Communications, Inc. 1. Reprinted with permission: LightCounting, Apr 2019 2. CAGR calculated by 100G Port Equivalent growth 2017-2023, LightCounting, Apr 2019 (200G Port = 2 100G Eq., 400G Port = 4 100G Eq., etc.)

Infrastructure to Support Traffic Growth: Coherent Market Applications LONG-HAUL METRO EDGE Central Central City Office Office City Central Office • High performance • Space and power constrained • Shorter product life cycles • Fiber constrained • Pay as you grow model • Cost and power sensitive Acacia solutions designed to reduce complexity and cost of high speed networks 7 © 2019 Acacia Communications, Inc.

Forecasted Demand Increase in Long Haul/Metro/Edge Deployed Bandwidth Growth1 Long Haul Metro Edge 2018 2023 Most significant growth anticipated from Edge (<100km) applications driven by DCI market 8 © 2019 Acacia Communications, Inc. 1 Reprinted with permission: Cignal AI, Mar. 2019 2 CAGR calculated by 100G Port Equivalent growth, Cignal AI, Mar. 2019

Coherent Technology Trends – Shorter Reaches



Moving to shorter reach as data rates increase
Coherent
Transition Phase
Direct Detect (DD)
AC1200
400ZR
AC400
CFP2-DCO
CFP-DCO
Data Rate
1.6T
800G
400G
200G
100G
0.5km
2km
10km
80km
300km
1000km
Reach
Intra DC
Campus
Edge/ZR
Metro
LH/ULH

Edge applications driving transition towards shorter reach coherent solutions & industry standardization

Industry Momentum for Pluggable DCO Driven by Edge and Access

- OIF
  - Targets 400G client form factors
- IEEE
  - 100G & 400G beyond 10km reach
- CableLabs
  - Adopted 100G & 200G Coherent Access Standard

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© 2019 Acacia Communications, Inc.

Acacia Products Designed to Address Emerging Coherent Markets Markets that may benefit from Acacia’s low-power DSP & SiPh technology Intra DC/ New Markets Campus Interconnect Acacia Reduces Power, Size Inter DC/ Access/5G and Cost through Siliconization Edge Metro Long-Haul DSP+PIC based 400G ZR AC1200 CFP2-ACO CFP2-DCO AC400 CFP-DCO Time 10 © 2019 Acacia Communications, Inc.

Acacia Products: Rapid Pace of Innovation 2011 2012 2013 2014 2015 2016 2017 2018 Modules AC100 AC100S AC40S CFP-DCO AC400 CFP2-ACO CFP2-DCO AC1200 DSP ASICs: Denali Everest Mauna Kea K2 Meru Pico Sky 400G 100G 100G 40G 200G 1.2T 100G ULH/Metro DCI/Metro/LH LH LH ULH Metro Metro Multi-core Multi-core 40 nm 28 nm 16 nm Silicon PICs >500PICs on single wafer 32GB 45GB 70GB SiPh PIC SiPh PIC SiPh PIC PIC 1.5 Inch2 0.4 Inch2 0.4 Inch2 Strong and diverse portfolio of patents and intellectual property 11 © 2019 Acacia Communications, Inc.

Broad Portfolio of Coherent Products Embedded Modules Pluggable Modules Semiconductors • AC400 • CFP-DCO • DSP ASICs • AC1200 • CFP2-DCO • Silicon Photonic PIC • CFP2-ACO Typical Product Lifecycle Introduction Growth Maturity Decline t 12 © 2019 Acacia Communications, Inc.

AC1200 – Flexible Architecture for Transporting 100/400GbE[1]

Multi-haul solution designed to address network operator requirements from edge to submarine



Data Rate
1.6T
1.2T
800G
400G
200G
Clients
12 x 100GbE
3 x 400GbE
64QAM
Clients
8 x 100GbE
2 x 400GbE
16QAM
Clients
4 x 100GbE
1 x 400GbE
QPSK
GbE = Gigabit Ethernet
Reach
DCI Edge
Metro/Regional
Submarine

- 50% Higher Capacity than 800G
  - 1200G throughput in a single DSP
- High Fiber Utilization
  - 64QAM modulation
  - Adaptive baud rate for any channel plan
- Long Reach
  - 400GbE transmission using QPSK modulation

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© 2019 Acacia Communications, Inc.

AC1200 Multi-Haul Performance Demonstrations

DCI

- Tier-1 Data Center Operator in Asia
- 1200G throughput per AC1200
- 100km link, open line system

Metro

- Tier-1 Carrier Metro in Dallas in Texas, USA
- 800-1200G throughput per AC1200
- 80km loop, flex-grid line system

Long-haul/ Submarine

- 6,600km Marea Transatlantic
- Industry leading spectral efficiency

- >10,000km Transpacific distance
- D+ Fiber

- 6,800km Transatlantic distance
- Lab trial

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© 2019 Acacia Communications, Inc.

Hyperscale Edge DCI Architectures Gen 1 Gen 2 (today) Gen 3 Bookended Transport OLS IPoDWDM Accelerating adoption of new technology • Traditional telecom • Open Line Systems (OLS) • 400ZR optics in switch systems • Compact DCI transport • No external transport box • Vendor lock-in equipment • IP over DWDM • Longer product lifecycles • Alien wavelengths • Interoperability 15 © 2019 Acacia Communications, Inc.

400ZR - A Challenging DCO for Coherent Client Optics Intersection of Advanced DSP, Optics and Packaging Technology OSFP Radio DSP QSFP-DD Frequency 400ZR Modules • Design requirements • Acacia Advantage Software Optics • Advanced integration/packaging • Track record: 1st in CFP/CFP2 DCO • Low power DSP and module design • AC1200 performance Acacia Core Competencies • 400G optics and RF electronics • 1.2Tb DSP • 70+ Gbaud SiPh PIC Key to 400ZR Development • Software and module integration • >125,000 SiPh shipped Disaggregation and IP-over-DWDM applications leverage 400ZR modules 16 © 2019 Acacia Communications, Inc.

Evolution of Coherent Architectures Toward Modules Optical Integration and Digital Interfaces CFP- CFP2- CFP2- Compact, high-capacity DCO 400ZR 100G ACO DCO module solutions based on 200G 400G 200G integrated photonics and Early coherent line card digital host interfaces 100G AC1200 AC400 1200G 400G AC100 100G Today We believe 400ZR DCO leverages Acacia’s expertise in low-power, highly complex pluggable 17 © 2019 Acacia Communications, Inc.

Well Positioned to Deliver Highly Integrated Interconnects Diverse Set of Skills and Expertise Represents High Barrier to Entrance Acacia has all the pieces of the Radio interconnect puzzle to deliver: DSP Frequency • Superior performance • Higher density • Easy deployment and management • Lower cost Software Optics • Lower power We believe we were the first to introduce to the market: Silicon 100G MSA Dual-core DSP Coherent 100G CFP-DCO 1st 1st >1Tb DSP 1st PIC 400G Module 200G CFP2-DCO 18 © 2019 Acacia Communications, Inc.

Financial Performance Revenue ($mm) Quarterly Revenue ($mm) $108 $108 $107 $105 $478 $95 $385 $385 $73 $340 $340 $65 2016A 2017A 2018A Q1 Q2 Q3 Q4 Q1 Q2* 2018 2019 Year-Over-Year Change % (16)% CAGR (36%) (18%) (10%) 24% 44% 66%* *Midpoint of Acacia’s Q2 guidance of $104M - $112M; guidance is forward looking and actual results may differ materially 19 © 2019 Acacia Communications, Inc.

Operating Leverage Non-GAAP Net Income (Loss)1 ($mm) $123 Key Drivers 115 Capital Efficiency 95 $73 75 55 Leveraged Sales Model $36 35 $18 $17 $15 $15 15 Operational Scalability $4 -5 ($3) 2016 2017 2018 Q118 Q218 Q318 Q418 Q119 Q219* % of Revenue 26% 19% 11% 6% (5%) 19% 16% 15% 14% Efficient R&D *Rounded midpoint of Acacia’s Q2 guidance of $11.7M to $17.6M; guidance is forward looking and actual results may differ materially 1 This is a “non-GAAP financial measure” as defined in Regulation G under the Securities Exchange Act of 1934, as amended, and reconciliation of such non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP is provided in the Appendix to this presentation. Descriptions of this non-GAAP financial measure can be found in the company’s earnings release with respect to its first quarter 2019 results. 20 © 2019 Acacia Communications, Inc.

Long-Term Financial Targets

Percent of Revenue	Historical Financial Data								
	2016	2017	2018	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Long Term Target Range*
Non-GAAP Gross Profit Margin*	47%	45%	44%	43%	38%	47%	46%	47%	48% - 50%
Non-GAAP Research & Development*	13%	20%	25%	28%	31%	21%	23%	25%	17% - 19%
Non-GAAP Sales, General & Administrative*	4%	8%	11%	12%	15%	10%	9%	9%	6% - 8%
Non-GAAP Operating Margin*	29%	17%	8%	3%	(7%)	16%	14%	13%	23% - 27%
Non-GAAP Tax Rate (on Profit Before Tax)*	11%	(6%)	(5%)	(23%)	4%	(3%)	(2%)	6%	9% - 12%
Non-GAAP Net Income Margin*	26%	19%	11%	6%	-5%	19%	16%	15%	21% - 25%

*These long-term financial targets are forward-looking, are subject to significant uncertainties and contingencies and are based upon assumptions with respect to future circumstances, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of the Form 10-Q for the three months ended March 31, 2019 that we have filed with the SEC and the information in our filings with the SEC and other disclosures that we make from time to time. These long-term financial targets include "non-GAAP financial measures" as defined in Regulation G under the Securities Exchange Act of 1934, as amended, and reconciliations of such historical non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP are provided in the Appendix to this presentation. Acacia Communications has not reconciled the forward-looking non-GAAP measures included in these long-term financial targets because the expected tax benefits derived from any disqualifying dispositions of equity awards during the periods included in these long-range financial targets cannot be reasonably calculated or predicted at this time and, accordingly, a reconciliation is not available without unreasonable effort. Descriptions of the non-GAAP financial measures included in these long-term financial targets can be found in the company's earnings release with respect to its first quarter 2019 results.

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© 2019 Acacia Communications, Inc.

Industry Awards & Accolades 2016 Finalist 2011 2014 2016 New England Region 2018 Outstanding Components Vendor 22 © 2019 Acacia Communications, Inc.

Sustainable Optical Networking Helping to ensure sustainability despite soaring bandwidth growth • Optimizing design of DSP ASIC and SiPh PIC • Developing power efficient algorithms • Helping our service provider and cloud customers dramatically reduce energy consumption Acacia has been able to reduce the power consumed by its coherent optical interconnects by as much as 85% since 2013 23 © 2019 Acacia Communications, Inc.

Appendix 24 © 2019 Acacia Communications, Inc.

Reconciliation of GAAP to Non-GAAP

	Year Ended December 31,			Quarter Ended March 31,	
	2016	2017	2018	Q1 2019	Q1 2018
	Audited	Audited	Audited	Unaudited	Unaudited
Non-GAAP Gross Profit;Non-GAAP Gross Profit Margin		(in thousands)		(in thousands)	
Gross profit	$220,987	$167,840	$147,120	$49,842	$24,071
GAAP gross profit margin	46.2%	43.6%	43.3%	47.4%	33.0%
Stock-based compensation - cost of revenue	1,629	1,993	2,075	520	521
Warranty charges due to manufacturing quality issue	-	5,090	(1,277)	(79)	(375)
Inventory write-offs	-	-	1,246	(392)	7,063
Non-GAAP gross profit	$222,616	$174,923	$149,164	$49,891	$31,280
Non-GAAP gross profit margin	46.5%	45.4%	43.9%	47.4%	42.9%
Non-GAAP R&D Expenses					
GAAP research and development expenses	$75,696	$92,027	$102,406	$30,953	$24,445
GAAP research and development expenses as % of revenue	15.8%	23.9%	30.1%	29.4%	33.5%
Stock-based compensation	12,347	14,150	17,564	4,746	3,788
Non-GAAP research and development expenses	$63,349	$77,877	$84,842	$26,207	$20,657
Non-GAAP research and development expenses as % of revenue	13.2%	20.2%	25.0%	24.9%	28.3%
Non-GAAP SG&A Expenses					
GAAP selling, general and administrative expenses	$27,676	$38,807	$51,864	$15,787	$14,288
GAAP selling, general and administrative expenses as % of revenue	5.8%	10.1%	15.3%	15.0%	19.6%
Stock-based compensation	6,769	7,230	9,975	2,742	2,229
Litigation related costs and settlement reserves	-	-	5,004	3,253	3,621
Non-GAAP selling, general and administrative expenses	$20,907	$31,577	$36,885	$9,792	$8,438
Non-GAAP selling, general and administrative expenses as % of revenue	4.4%	8.2%	10.9%	9.3%	11.6%
Non-GAAP Operating Expenses					
GAAP operating expenses	$103,397	$130,787	$154,270	$46,740	$38,733
GAAP operating expenses as % of revenue	21.6%	34.0%	45.4%	44.4%	53.1%
Stock-based compensation	19,116	21,380	27,539	7,488	6,017
Litigation related costs and settlement reserves	-	-	5,004	3,253	3,621
Non-GAAP operating expenses	$84,281	$109,407	$121,727	$35,999	$29,095
Non-GAAP operating expenses as % of revenue	17.6%	28.4%	35.8%	34.2%	39.9%

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© 2019 Acacia Communications, Inc.

Reconciliation of GAAP to Non-GAAP

	Year Ended December 31,			Quarter Ended March 31,	
	2016	2017	2018	Q1 2019	Q1 2018
	Audited	Audited	Audited	Unaudited	Unaudited
Non-GAAP Income from Operations; Non-GAAP Operating Margin		(in thousands)			
GAAP Income (Loss) from operations	$117,590	$37,053	($7,150)	$3,102	($14,662)
GAAP operating margin	24.6%	9.6%	-2.1%	2.9%	(20.1%)
Stock-based compensation	20,745	23,373	29,614	8,008	6,538
Warranty charges due to manufacturing quality issue	-	5,090	(1277)	(79)	(375)
Litigation related costs and settlement reserves	-	-	5,004	3,253	3,621
Inventory write-offs	-	-	1,246	(392)	7,063
Non-GAAP income (loss) income from operations	$138,335	$65,516	$27,437	$13,892	$2,185
Non-GAAP operating margin	28.9%	17.0%	8.1%	13.2%	3.0%
Non-GAAP Net Income (Loss); Non-GAAP Net Income Margin					
GAAP Net income (loss)	$131,577	$38,508	$4,916	$6,977	($9,078)
GAAP net income (loss) margin	27.5%	10.0%	1.4%	6.6%	(12.4%)
Stock-based compensation	20,745	23,373	29,614	8,008	6,538
Warranty charges due to manufacturing quality issue	-	5,090	(1,277)	(79)	(375)
Litigation related costs and settlement reserves	-	-	5,004	3,253	3,621
Inventory write-offs	-	-	1,246	(392)	7,063
Change in fair value of preferred stock warrant liability	3,361	0	0	0	0
Tax effect of excluded items	(32,324)	(25,295)	(7,573)	(2,415)	(3,491)
Valuation allowance adjustments	-	-	4,042	0	0
Impact of the U.S. Tax Cuts and Jobs Act	-	31,425	0	0	0
Non-GAAP net income (loss)	$123,359	$73,101	$35,972	$15,352	$4,278
Non-GAAP net income (loss) margin	25.8%	19.0%	10.6%	14.6%	5.9%

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© 2019 Acacia Communications, Inc.
ACACIA COMMUNICATIONS, INC.

Reconciliation of GAAP to Non-GAAP

	Year Ended December 31,			Quarter Ended March 31,	
	2016	2017	2018	Q1 2019	Q1 2018
	Audited	Audited	Audited	Unaudited	Unaudited
		(in thousands)			
Non-GAAP Effective Tax Rate					
GAAP Effective Tax Rate	(14.8%)	4.5%	1,316.8%	(26.9%)	32.1%
Tax effect of excluded items	25.9%	34.9%	(1,310.2%)	32.6%	(55.5%)
Valuation allowance adjustments	-	0.0%	(11.8%)	0.0%	0.0%
Impact of the U.S. Tax Cuts and Jobs Act	-	(45.7%)	0.0%	0.0%	0.0%
Non-GAAP effective tax rate	11.1%	(6.3%)	(5.2%)	5.7%	(23.4%)
Adjusted EBITDA					
GAAP Net income (loss)	$131,577	$38,508	$4,916	$6,977	($9,078)
Depreciation	9,168	12,280	13,646	3,243	3,266
Interest expense(income), net	(453)	(3,389)	(7,209)	(2,446)	(1,354)
Provision(benefit) for income taxes	(16,956)	1,795	(5,320)	(1,481)	(4,301)
Earnings (loss) before interest, taxes, depreciation and amortization - EBITDA	$123,336	$49,194	$6,033	$6,293	($11,467)
EBITDA as % of revenue	25.8%	12.8%	1.8%	6.0%	(15.7%)
Stock-based compensation	20,745	23,373	29,614	8,008	6,538
Warranty charges due to manufacturing quality issue	-	5,090	(1,277)	(79)	(375)
Litigation related costs and settlement reserves	-	-	5,004	3,253	3,621
Inventory write-offs	-	-	1,246	(392)	7,063
Change in fair value of preferred stock warrant liability	3,361	0	0	0	0
Adjusted EBITDA	$147,442	$77,657	$40,620	$17,083	$5,380
Adjusted EBITDA as % of revenue	30.8%	20.2%	12.0%	16.2%	7.4%

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© 2019 Acacia Communications, Inc.